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                                                                    Exhibit 23.5

                        CONSENT OF HAYNES AND BOONE, LLP

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3, Registration No: 333-99579) and related Prospectus of Harken Energy Corporation, a Delaware corporation.


                                                  /s/ Haynes and Boone, LLP
                                                  ------------------------------

Fort Worth, Texas
December 23, 2002